   As filed with the Securities and Exchange Commission on November 18, 2002.

                                                           Registration No. 333-



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              CHECKFREE CORPORATION
             (Exact name of Registrant as specified in its charter)

                       Delaware                          58-2360335
        (State or other jurisdiction                  (I.R.S. Employer
      of incorporation or organization)              Identification No.)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
    (Address of Registrant's principal executive offices including zip code)


                              CHECKFREE CORPORATION
                           SECOND AMENDED AND RESTATED
                          ASSOCIATE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                               Peter F. Sinisgalli
                      President and Chief Operating Officer
                              CheckFree Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                         CALCULATION OF REGISTRATION FEE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                    Proposed Maximum       Proposed Maximum           Amount of
Title of Securities           Amount to be           Offering Price       Aggregate Offering        Registration
to be Registered              Registered(1)           Per Share(1)             Price(1)                Fee(1)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common stock,
$.01 par value                  1,000,000               $15.585               $15,585,000             $1,433.82
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the last sale price of CheckFree Corporation common stock, as reported on the Nasdaq National Market on November 12, 2002.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of CheckFree common stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the CheckFree Corporation Second Amended and Restated Associate Stock Purchase Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         We incorporate by reference into this Registration Statement the contents of the Form S-8 registration statement dated February 4, 1997, file number 333-21795, as amended by Post-Effective Amendment No. 1 filed January 14, 1998, previously filed by the Registrant with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on November 18, 2002.

                                       CHECKFREE CORPORATION

                                       By:      /s/ David E. Mangum
                                       -----------------------------------------
                                       David E. Mangum, Executive Vice President
                                       and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

       NAME                                        TITLE                                       DATE
       ----                                        -----                                       ----
         *                              Chairman of the Board of Directors and         November 18, 2002
-------------------------------------   Chief Executive Officer
     Peter J. Kight                     (Principal Executive Officer)


    /s/ David E. Mangum                 Executive Vice President and Chief             November 18, 2002
-------------------------------------   Financial Officer
     David E. Mangum                    (Principal Financial Officer)

         *                              Vice President, Controller and                 November 18, 2002
-------------------------------------   Chief Accounting Officer
     Joseph P. McDonnell                (Principal Accounting Officer)


         *                              Director                                       November 18, 2002
-------------------------------------
     William P. Boardman

         *                              Director                                       November 18, 2002
-------------------------------------

     James D. Dixon

         *                              Director                                       November 18, 2002
-------------------------------------
     Henry C. Duques

         *                              Director                                       November 18, 2002
-------------------------------------
     Mark A. Johnson

         *                              Director                                       November 18, 2002
-------------------------------------
     Lewis C. Levin

         *                              Director                                       November 18, 2002
-------------------------------------
     Eugene F. Quinn

         *                              Director                                       November 18, 2002
-------------------------------------
     Jeffrey M. Wilkins



* By:    /s/ David E. Mangum
       ----------------------------------------------
             David E. Mangum, attorney-in-fact
             for each of the persons indicated

                              REGISTRATION NO. 333-



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                              CHECKFREE CORPORATION



                                    EXHIBITS

                                  EXHIBIT INDEX



      Exhibit                                   Exhibit
      Number                                  Description
      ------                                  -----------

       4(a)       *        CheckFree Corporation Second Amended and Restated
                           Associate Stock Purchase Plan.

       4(b) Amended and Restated Certificate of Incorporation of CheckFree Corporation (Reference is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration No. 333-50322), filed with the Securities and Exchange Commission on November 20, 2000, and incorporated herein by reference).

       4(c) By-Laws of the Company (Reference is made to Exhibit 3(b) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

         5        *        Opinion of Porter, Wright, Morris & Arthur LLP
                           regarding legality.

       23(a) Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herein).

       23(b)      *        Consent of Deloitte & Touche LLP.

        24        *        Power of Attorney.


------------------------------
* Filed with this Registration Statement